





Smithfield

BMO Capital Markets 2010 Agriculture, Protein & Fertilizer Conference




C. Larry Pope, President & CEO
Robert W. Manly, EVP & CFO
Smithfield Foods, Inc.





May 19, 2010

Forward-Looking Statements

This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company's outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company's forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company's pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company's ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company's Annual Report on Form 10-K for fiscal 2009 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP Measure Reconciliations

Non-GAAP measure reconciliation (in billions)

	TTM Dec. 2009
Sales before eliminations-Other segment	$ 0.2
Add: 49% of Butterball sales	0.6
Less: Non-turkey sales	(0.1)
Turkey sales before eliminations	$ 0.7

Non-GAAP measure reconciliation (in millions)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 538	$ 395	$ 449	$ 219
Add: Pork restructuring and impairment	30	88	-	-
Pork segment EBIT	$ 568	$ 483	$ 449	$ 219

Non-GAAP measure reconciliation (% of sales)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	5.8%	3.8%	4.7%	2.8%
Add: Pork restructuring and impairment	0.3%	0.8%	0.0%	0.0%
Pork segment EBIT	6.1%	4.6%	4.7%	2.8%

Non-GAAP measure reconciliation ($ per head)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 17.15	$ 12.24	$ 14.32	$ 9.34
Add: Pork restructuring and impairment	0.96	2.76	-	-
Pork segment EBIT	$ 18.11	$ 15.00	$ 14.32	$ 9.33

Non-GAAP measure reconciliation ($ per head)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 17.15	$ 12.24	$ 14.32	$ 9.34
Add: Pork restructuring and impairment	0.96	2.76	-	-
Less: Fresh pork EBIT	(1.51)	(3.73)	(4.60)	(1.47)
Packaged meats EBIT	$ 16.60	$ 11.27	$ 9.72	$ 7.87

Non-GAAP measure reconciliation ($ per head)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 17.15	$ 12.24	$ 14.32	$ 9.34
Add: Pork restructuring and impairment	0.96	2.76	-	-
Less: Packaged meats EBIT	(16.60)	(11.27)	(9.72)	(7.87)
Fresh pork EBIT	$ 1.51	$ 3.73	$ 4.60	$ 1.47

Non-GAAP measure reconciliation (in millions)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 538	$ 395	$ 449	$ 219
Add: Pork restructuring and impairment	30	88	-	-
Less: Fresh pork EBIT	(47)	(120)	(144)	(34)
Packaged meats EBIT	$ 521	$ 363	$ 305	$ 185

Non-GAAP measure reconciliation (% of sales)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	10.9%	8.4%	9.6%	5.4%
Add: Pork restructuring and impairment	0.6%	1.9%	0.0%	0.0%
Less: Fresh pork EBIT	-1.0%	-2.5%	-3.1%	-0.8%
Packaged meats EBIT	10.5%	7.8%	6.5%	4.6%

Non-GAAP measure reconciliation ($ per lb.)

	TTM Jan. 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 0.19	$ 0.13	$ 0.14	$ 0.07
Add: Pork restructuring and impairment	0.01	0.03	-	-
Less: Fresh pork EBIT	(0.02)	(0.04)	(0.04)	(0.01)
Packaged meats EBIT	$ 0.18	$ 0.12	$ 0.10	$ 0.06

Agenda

1. A Platform For Growth – Larry Pope
2. Category Leadership – Larry Pope
3. Delivering Quality & Consistent Earnings – Bo Manly
4. Financial Management – Bo Manly
5. Exports – Bo Manly
6. Vertical Integration – Larry Pope
7. Why Invest In Smithfield? – Larry Pope

A Platform For Growth

A Platform For Growth

- Focus on profitable top and bottom line growth via consumer packaged meats supported by
  - Leading positions in the food industry
  - Portfolio of leading consumer brands
  - Vertically integrated platform to assure high quality, consistent and traceable supply for consumer packaged meats business

Leading Position In Food Industry

#1 U.S. Packaged Pork Company

#1 World Pork Processor

#1 World Hog Producer

#1 World Turkey Processor[1]

#1 Market share in several European countries

[1] Through 49% interest in Butterball, LLC

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group; Successful Farming Pork Powerhouses 2009; WATT PoultryUSA 2010 Turkey Company Rankings

Smithfield Brand Portfolio Strength

Consumers purchase products in the Smithfield brand portfolio more than

1 billion

times every year



Core Portfolio of Leading Brands…

Brand	Sales
Farmland	$1.3 billion
Smithfield	$1.2 billion
Butterball	$955 million
Eckrich	$550 million
John Morrell	$498 million
Cook's	$402 million
Armour	$392 million
Gwaltney	$375 million
Kretschmar	$163 million
Margherita	$162 million
Carando	$121 million
Curly's	$71 million

Total= $6.2 billion

Source: FY 09 internal sales data adjusted for retailer and operator markup across all channels
Note: Refer to slide 3 for Non-GAAP measure reconciliations

...Covering the spectrum of consumer demographics

Diversity in core brand portfolio differentiates Smithfield from other leading food companies


Gwaltney
ARMOUR
ECKRICH
Since 1894
Smithfield
CURLY'S
John Morrell
Cook's
Cook's ham. Always good to the bone.
Farmland
Good Food from the Heartland
Since 1959
BUTTERBALL
Kretschmar
DELI
Family Value
Mainstream
Premium

…Leveraging complementary geographic and market disciplines



Farmland
Good Food from the Heartland®
Since 1959
ECKRICH
Since 1894
Smithfield

Core Portfolio of Leading International Brands

Smithfield holds leading packaged meats market shares in France, Spain, The Netherlands, Belgium and Portugal[1], as well as Poland and Romania


#1
#1
#1
#1
#1
#1
#1

[1] Smithfield owns 37% of Campofrío Food Group

Well-Defined Roles of Strategic Business Units

Pork/Consumer Packaged Meats	Hog Production	International	Turkey[1]
Sales: $9.3 billion	Sales: $2.4 billion	Sales: $1.2 billion	Sales: $0.7 billion
Drive profitable growth through leading national and regional consumer brands	Provide vertically integrated platform to assure high quality raw material supply	Source growth outside U.S. via consumer packaged meats companies	Leverage leading national brand to provide protein diversity
World's largest pork processor and largest packaged pork company in U.S.	World's largest hog producer	Leading market share in several European countries	Largest turkey processor in U.S.
Smithfield, Eckrich, Farmland, John Morrell, Curly's	Murphy-Brown LLC	Campofrio, Aoste, Morliny	Butterball

[1] Includes 49% interest in Butterball, LLC; CY 09 sales before eliminations

Note: TTM FY 10 Q3 sales before eliminations, except Turkey; Refer to slide 3 for Non-GAAP measure reconciliations

Category Leadership

Comprehensive Brand Strategy

Individually…	Collectively…
Powerful brands that play to demographics and regional preferences of key consumer segments	Diverse portfolio of core brands that make Smithfield the leading supplier to the retail and foodservice channels

Sources: IRI; FreshLook; Strategic Research Consulting, Inc. (SRC)

Leading Retail Position In Key Consumer Categories



Smithfield brands are ranked 1st or 2nd in 10 leading consumer packaged meats categories
Market share
80%
70%
60%
50%
40%
30%
20%
10%
0%
#1
#1
#1
#2
#1
#1
#2
#2
#2
#2
Smoked Hams
Value Added Ham Cuts
Smoked Pork
BBQ Meats
Bacon
Frozen Meatballs
Deli Meats
Cooked Dinner Sausage
Turkey
Packaged Lunchmeat
Branded Retail
Private Label Retail

Sources: IRI 52 weeks ending 03/28/10; FreshLook 52 weeks ending 02/21/10
Note: Deli Meats, Turkey and Packaged Lunchmeat includes 49% interest in Butterball, LLC; Turkey=whole bird; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Consumer-Winning Brands At Retail



Nearly three-quarters of Smithfield's consumer packaged meats retail sales volume comes from products in the Smithfield brand portfolio
80%
70%
60%
50%
40%
30%
20%
10%
0%
73%
27%
75%
25%
Smithfield
Industry
Branded
Private Label/Other

Sources: IRI 52 weeks ending 03/28/10; FreshLook 52 weeks ending 02/21/10
Note: Other includes Unbranded

Smithfield

The Retail Leader In Branded Consumer Packaged Meats



Smithfield offers more products across multiple consumer segments and more categories than other leading manufacturers
1,010.1 million pounds
Smithfield
Sara Lee
535.7
Cargill
406.9
432.5
619.6
Hormel Foods
Bar-S 251.6
Kraft Foods
More Consumer Segments
More Categories

Sources: IRI 52 weeks ending 03/28/10; FreshLook 52 weeks ending 02/21/10
Note: Includes 49% interest in Butterball, LLC; Categories=30 retail protein categories including: Smoked Meats, Dinner Sausage, Franks, Breakfast Meats, Lunchmeat, Deli, and multiple other segments; Refer to slide 3 for Non-GAAP measure reconciliations

The Leader In Foodservice Pork



Smithfield drives more than $2.7 billion in pork foodservice sales, more than 2.5 times its closest competitor
Foodservice pork sales (in millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,710
$1,040
$924
$662
$552
$179
$136
Smithfield
Tyson Foods
Hormel Foods
Sara Lee
Kraft Foods
Cargill
JBS USA

Source: SRC

A Leader In the Deli



Smithfield is the 2nd largest deli meats manufacturer, with a 12.5% market share of the nearly 700 million pound category
Market share
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16.9%
12.5%
5.8%
5.0%
3.3%
3.2%
Boars Head
Smithfield
Hormel Foods
Sara Lee
Tyson Foods
Dietz & Watson

Sources: IRI 52 weeks ending 03/28/10; FreshLook 52 weeks ending 02/21/10
Note: Includes 49% interest in Butterball, LLC; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Delivering Quality & Consistent Earnings

Smithfield

Pork Segment Earnings Growth



Fresh pork and consumer packaged meats profitability has more than doubled since fiscal 2007
Pork segment EBIT (in millions)
Pork segment EBIT (% of sales)
$600
$500
$400
$300
$200
$100
$0
7%
6%
5%
4%
3%
2%
1%
0%
2.8%
$219
4.7%
$449
4.6%
$483
6.1%
$568
FY 07
FY 08
FY 09
TTM FY 10 Q3
EBIT
EBIT (% of sales)

Note: FY 09 and TTM FY 10 Q3 results exclude restructuring and impairments; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Earnings growth driven by consumer packaged meats



Consumer packaged meats will continue to drive pork segment earnings contribution
Pork segment EBIT ($ per head)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$9.34
$7.87
$1.47
$14.32
$9.72
$4.60
$15.00
$11.27
$3.73
$18.11
$16.60
$1.51
FY 07
FY 08
FY 09
TTM FY 10 Q3
Fresh pork
Packaged meats

Note: FY 09 and TTM FY 10 Q3 results exclude restructuring and impairments;
Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Consumer Packaged Meats Earnings Growth



Consumer packaged meats are the company's earnings engine
Consumer packaged meats EBIT (in millions)
$600
$500
$400
$300
$200
$100
$0
Consumer packaged meats EBIT (% of sales)
12%
10%
8%
6%
4%
2%
0%
4.6%
6.5%
7.8%
10.5%
$185
$305
$363
$521
FY 07
FY 08
FY 09
TTM FY 10 Q3
EBIT
EBIT (% of sales)

Note: FY 09 and TTM FY 10 Q3 results exclude restructuring and impairments; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Optimizing Consumer Packaged Meats



Consumer packaged meats is experiencing significant profit growth while optimizing product mix and pricing
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
EBIT ($ per pound)
3.2
3.0
2.8
2.6
2.4
2.2
2.0
Volume (billions of pounds)
2.9
3.1
3.1
2.9
Benefit of Pork Group Restructuring=+$.02/pound
Normalized=$.10-.12/pound
$0.06
$0.10
$0.12
$0.18
FY 07
FY 08
FY 09
TTM FY 10 Q3
EBIT ($ per pound)
Volume

Note: FY 09 and TTM FY 10 Q3 results exclude restructuring and impairments; Refer to slide 3 for Non-GAAP measure reconciliations

Stable Fresh Pork Profitability


Fresh pork profitability has remained consistent year after year
EBIT ($ per head)
Volume (head sold in millions)
$5
$4
$3
$2
$1
$0
35
30
25
20
15
10
5
0
23.4
31.4
32.3
31.4
Normalized=$2-3/head
$1.47
$4.60
$3.73
$1.51
FY 07
FY 08
FY 09
TTM FY 10 Q3
EBIT ($ per head)
Volume

Note: FY 09 and TTM FY 10 Q3 results exclude restructuring and impairments; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Financial Management

Smithfield

Long-Term Debt Maturities



Smithfield has no significant debt maturities until fiscal 2012
$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$18
$134
$638
$51
$1,000
$904
FY 10
FY 11
FY 12
FY 13
FY 14

Smithfield

Total Debt to Total Capitalization

Goal is to reduce debt to total capitalization to low 40%'s



59%
57%
55%
53%
51%
49%
47%
45%
58%
56%
54%
56%
52%
51%
47%
51%
47%
FY 07
FY 08
FY 09
FY 10 Q1
FY 10 Q2
FY 10 Q3
Debt to total capitalization
Pro forma

Note: FY 10 Pro forma debt is net of short-term cash investments

Smithfield

Exports

Export Customer Reliability

Mexico has emerged as Smithfield's leading export tonnage market, while Japan remains the margin leader. China and Russia continue to be unreliable markets.



Mexico
33%
Russia
11%
China/HK
15%
Japan
19%
Canada
4%
Taiwan
4%
Other
11%
Korea
3%
Reliable
Unreliable

Note: FY 10 Q3 YTD Smithfield export markets by volume; Other Category consists of sales to the following countries: EU, Australia, Bahamas, Bermuda, Brazil, Bulgaria, Caribbean, Chile, Columbia, Dominican Republic, El Salvador, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama, Philippines, Poland, Singapore, Cuba, and Vietnam

Competiveness of U.S. Pork on World Market



Rising U.S. pork prices have altered the competitive landscape for pork exporting countries
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
France
Denmark
Poland
Brazil
Romania
Canada
Chile
China
Germany
United States
Spain
Mexico
Australia
Carcass ($/pound)
Carcass year ago ($/pound)

Note: Week ending 05/01/10

Smithfield

Vertical Integration

Vertically Integrated Platform Creates Competitive Advantage In Pork Segment

- Hog production segment provides vertically integrated platform to assure high quality, consistent and traceable raw material supply
- Company manages full value chain from production to processing to consumer packaged meats
- Development of value added fresh pork programs creates stronger ties with retail and foodservice customers and potential export opportunities

Hog Production Return To Profitability


This fourth quarter projection does not reflect hedge positions and mark-to-market results
Live hog prices exceeded break-even late in the fourth quarter of fiscal 2010 and remain above break-even throughout fiscal 2011
(per live hundredweight)
$70
$65
$60
$55
$50
$45
$40
$35
FY 10 Q4
FY 11 Q1
FY 11 Q2
FY 11 Q3
FY 11 Q4
ISM live hog price
Smithfield break-even

Note: Hog price projections based on futures curve on 05/11/10; Smithfield break-even net of interest

Smithfield

Hog Production Group Cost and Operational Improvements

- Long-term multi-year program to improve Smithfield's overall cost structure
- Consolidation in industry and age of Smithfield facilities has eroded historical raising cost advantages
- Modest capital investment committed to improve genetic costs, herd health, biosecurity, facility age and animal flow
- Pace and degree of improvements driven in large part by biology and animal health

Hog Production Group Cost Savings Initiatives

- Replace segments of current herd with lower cost, higher quality breeding stock
- Farm reconfiguration to eliminate single site farrow to finish farms and small farrow to wean sites to improve health and lower costs
- Improve animal health, increase productivity and lower cost through depopulation/repopulation and heightened biosecurity
- Decrease freight on feed and live haul

Why Invest In Smithfield?

Smithfield

Why Invest In Smithfield?

- Industry conditions
  - ↑ Hog cycle – return to sustained period of profitability
  - ↑ Consumer demand – modest improvements, breakfast spotlight
  - ↑ Competitive proteins – current inventories low, less beef, less domestic pork, international pork flat, more chicken
  - ← Exports – higher grain prices make U.S. meat exports less competitive

Why Invest In Smithfield?

- Highly coordinated approach to marketing maximizes margin and growth opportunities of leading brands across multiple product categories and geographies
- Substantially improved cost structure of restructured Pork Group better positions the company to deliver higher earnings with greater quality and consistency

Why Invest In Smithfield?

- Company anticipates sustained profitability in Hog Production segment
- Disciplined approach to balance sheet management through
  - Reduced leverage
  - Ample liquidity
  - Extended maturities
  - Elimination of covenants
  - Tight controls on capital expenditures
  - Continued debt reduction and reduced interest expense







Smithfield







May 2010